American Physicians Capital, Inc. Oppenheimer 4th Annual Mid and Small Cap 'Best Ideas' Conference November 18, 2008

3 Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward-looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased competition could adversely affect our ability to sell our products at premium rates we deem adequate, which may result in a decrease in premium volume, a decrease in our profitability, or both; our reserves for unpaid losses and loss adjustment expenses are based on estimates that may prove to be inadequate to cover our losses; an interruption or change in current marketing and agency relationships could reduce the amount of premium we are able to write; if we are unable to obtain or collect on ceded reinsurance, our results of operations and financial condition may be adversely affected; our geographic concentration in certain Midwestern states and New Mexico ties our performance to the business, economic, regulatory and legislative conditions in those states; a downgrade in the A.M. Best Company financial strength rating of our insurance subsidiaries could reduce the amount of business we are able to write; changes in interest rates could adversely impact our results of operation, cash flows and financial condition; the unpredictability of court decisions could have a material adverse financial impact on our business operations; our business could be adversely affected by the loss of one or more of our key employees; the insurance industry is subject to regulatory oversight that may impact the manner in which we operate our business, our ability to obtain future premium rate increases, the type and amount of our investments, the levels of capital and surplus deemed adequate to protect policyholder interests, or the ability of our insurance subsidiaries to pay dividends to the holding company; our status as an insurance holding company with no direct operations could adversely affect our ability to meet our debt obligations and fund future cash dividends and share repurchases; legislative or judicial changes in the tort system may have adverse or unintended consequences that could materially and adversely affect our results of operations and financial condition; applicable law and certain provisions in our articles and bylaws may prevent and discourage unsolicited attempts to acquire our Company that may be in the best interest of our shareholders or that might result in a substantial profit to our shareholders; any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by applicable law.

5 Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physician groups A- (Excellent) Financial Strength Rating by AM Best

7 Snapshot of APCapital Approximately 9,100 policies in-force at September 30, 2008 Marketing in primarily 5 states with a focus on the upper Midwest region and New Mexico Direct premiums written totaled $135.4 million for the year ended December 31, 2007 and $97.9 million through September 30, 2008 Assets totaled $1.0 billion at September 30, 2008 NASDAQ Global Select Market: ACAP Market cap $356 million1 based on 9,364,142 shares outstanding as of October 31, 2008 1As of November 6, 2008

9 Core States LTM 9/30/08 DWP - % by state Market Share Ranking 1 Expansion Michigan2 36% 2nd Home State Illinois3 26% 2nd Internal Ohio2 18% 4th Internal New Mexico4 15% 1st Merged NMPMLC in 1997 Kentucky 3% 7th Acquired KMIC in 1996 1 Source: Highline Data - Based on 2007 direct premiums written 2 Implemented tort reform 3 Tort reform challenged, caps declared unconstitutional 4 Patient compensation fund Snapshot of APCapital

11 Name Title Years of Industry-Related Experience Years of Medical Malpractice Experience Kevin Clinton, FCAS President & CEO 30 22 Frank Freund, CPA Chief Financial Officer 26 26 Annette Flood, RN, JD Chief Operating Officer 22 22 Kevin Dyke, FCAS VP, Actuarial 16 8 Rhonda Fossitt, CPCU, RPLU VP, Underwriting 30 11 Laura Kline, CIC, CPCU VP, Marketing 21 21 Jennifer Lawter, RN, JD VP, Risk Management 26 18 Cathy Shutack, BS VP, Claims 18 9 Strong Management Team Experience in Medical Professional Liability Industry is a Must for Success

13 2002 2003 2004 2005 2006 2007 YTD 9/08 Annual 0.3 0.349 0.211 0.092 -0.031 -0.078 -0.081 Cumulative 0.3 0.754 1.124 1.319 1.247 1.072 0.904 Average Rate Change Since 2002 Adequate Rates Drive Profitability

15 Competitive Advantage Through Innovative Underwriting Continually enhancing our unique underwriting systems Leveraging field underwriters to improve access to new business Performing on-site visits by risk management Administering Communication Skills Assessment test Implementing Phase II of predictive modeling tool Maintaining strict underwriting practices in high-risk areas and specialties Focus on writing profitable business

17 Focused Distribution System Use a focused, multi-channeled distribution system Premiums under controlled distribution channels grew to 58% in 2007 from 45% in 2005 Direct Captive Agents Independent Agents East 0.13 0.42 0.45 Direct 14% 44% Captive Agents 42% Independent Agents 58% Controlled Distribution 2007 Direct Premiums Written

Reserve Adequacy and Severity 11

21 Building Reserve Strength

23 Reported Frequency Trend Professional Liability Excluding Florida and Tails Frequency is down 45% from 2002 Claims Reported Per 100 Insureds

25 Defense Verdict Plaintiff Verdict APA 0.87 0.13 APCapital (Results from 2004 - 3Q 2008) Defense Verdict Plaintiff Verdict Intelligent Claims Management Produces Favorable Trial Results

27 Strategies for Success in Changing Underwriting Cycles Maintain underwriting discipline Be a market timer Have tough, but smart defense of claims Continue to develop new and innovative underwriting systems Be opportunistic and flexible Actively look for strategic acquisitions

29 FRANK H. FREUND CHIEF FINANCIAL OFFICER

31 Financial Results --- GAAP

33 2003 2004 2005 2006 2007 YTD 9/08 East -40.9 19.8 44.9 63 59.2 47.8 3Q07 19 (in millions) Net Income (pre-tax basis) $78.2

35 2003 2004 2005 2006 2007 YTD 9/08 East 1.353 1.099 0.975 0.875 0.717 0.753 Long-Term Combined Ratio Target is 90-95% Calendar Year Combined Ratio (GAAP basis)

37 Focus on return on GAAP equity**/capital management Long-term return on GAAP equity target is 11-13% * Excludes impact of deferred tax asset allowance reversal ** Based on beginning of year equity Return on Equity

39 Highlights No subprime losses No common stocks (except one strategic investment) No problem bank or broker bond holdings (e.g. Lehman, Washington Mutual, etc) All mortgage-backed securities issued by government sponsored agencies All insured tax-exempt securities have an underlying rating of "A" or higher and are essential purpose bonds Investments

41 Slice 5 East 0.2 0.2 0.2 0.2 0.2 Premium Growth with Adequate Rates Share Repurchases/ Shareholder Dividends Dividend Excess Surplus to APCapital Opportunistic M&A Retire Trust Preferred Debt Capital Management Strategies

43 Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Well positioned for opportunities in underwriting cycle Continued positive trends Effective capital management

45 Questions

Shareholder Analysis 47 Institutional Insiders East 0.85 0.15 (1) As of October 31, 2008 (2) Based on most recent SEC filings as of November 13, 2008 Supplemental Information